UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
February 18, 2010

ZiLOG, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-13748	13-3092996

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
6800 Santa Teresa Boulevard
San Jose, California 95119
(Address of principal executive offices, including zip code)
(408) 513-1500
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.
On February 18, 2010, pursuant to the terms of an Agreement and Plan of Merger (the “Merger Agreement”) among ZiLOG, Inc., (“ZiLOG”) IXYS Corporation, a Delaware corporation (“IXYS”), and Zanzibar Acquisition Inc., a Delaware corporation and a wholly owned subsidiary of IXYS (“Merger Sub”), IXYS completed its acquisition of ZiLOG via the merger of Merger Sub with and into ZiLOG, with ZiLOG continuing as the surviving company in the merger and becoming a wholly owned subsidiary of IXYS (the “Merger”). The Merger Agreement and the transactions contemplated thereby, including the Merger, were approved by ZiLOG’s board of directors and its stockholders. ZiLOG stockholders approved the Merger Agreement at a special meeting of ZiLOG stockholders held on February 17, 2010.
At the effective time and as a result of the Merger, each share of common stock of ZiLOG issued and outstanding immediately prior to the effective time of the Merger, other than shares held by any ZiLOG stockholders who properly exercised appraisal rights with respect thereto in accordance with Section 262 of the Delaware General Corporation Law and shares owned by ZiLOG as treasury stock or by IXYS or any subsidiary of either ZiLOG or IXYS, was converted into the right to receive $3.5858 in cash, without interest and less any applicable withholding taxes.
The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is included as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
In connection with the completion of the Merger on February 18, 2010, ZiLOG has notified NASDAQ that the Merger has been completed, and trading of ZiLOG common stock on the NASDAQ Global Market has been suspended. ZiLOG also has requested that NASDAQ file with the Securities and Exchange Commission an application on Form 25 to strike ZiLOG’s common stock from listing on the NASDAQ Global Market and from registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). ZiLOG intends to file a certification on Form 15 requesting that ZiLOG’s reporting obligations under Sections 13 and 15(d) of the Exchange Act be suspended.

Item 3.03	Material Modification to Rights of Security Holders.
Pursuant to the Merger Agreement, at the effective time and as a result of the Merger, on February 18, 2010, each share of common stock of ZiLOG (other than shares held in ZiLOG’s treasury or owned directly or indirectly by IXYS or Merger Sub, as well as shares held by stockholders who properly demanded statutory appraisal rights) issued and outstanding immediately prior to the effective time of the Merger was canceled and automatically converted into the right to receive $3.5858 in cash, without interest. At the effective time of the Merger, each option to acquire ZiLOG common stock, ZiLOG restricted stock awards and other equity-based awards denominated in shares of ZiLOG common stock outstanding immediately prior to the consummation of the Merger was canceled and converted into the right to receive cash based on formulas contained in the Merger Agreement.

See Item 2.01 of this Current Report on Form 8-K, which is incorporated herein by reference.

Item 5.01	Changes in Control of Registrant.
Upon closing of the Merger on February 18, 2010, a change in control of ZiLOG occurred, and ZiLOG now is a wholly owned subsidiary of IXYS, as described in Item 2.01 of this Current Report on Form 8-K. The aggregate merger consideration to be paid by IXYS in connection with the Merger will be equal to approximately $62.4 million. See Items 2.01 and 3.03 of this Current Report on Form 8-K, which are incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Pursuant to the terms of the Merger Agreement, at the effective time of the Merger on February 18, 2010, each of Robin Abrams, Darin Billerbeck, David Elkins, Richard Sanquini, Eric Singer and Federico Faggin resigned from the Board of Directors of ZiLOG. Immediately following resignation of the foregoing directors and pursuant to the Merger Agreement, on February 18, 2010, the size of the Board of Directors of ZiLOG was reduced to one member and Uzi Sasson was appointed as the sole member of the Board of Directors of ZiLOG.
Pursuant to the terms of the Merger Agreement, at the effective time of the Merger, the officers of Merger Sub immediately prior to the effective time of the Merger became the officers of ZiLOG. At the effective time of the Merger, on February 18, 2010, Uzi Sasson was appointed President of ZiLOG, and Arnold Agbayani was appointed as Vice President, Treasurer and Secretary of ZiLOG.
Mr. Sasson, 47, has served as President of IXYS since December 2009, Chief Operating Officer of IXYS since June 2007 and IXYS’ Chief Financial Officer and Secretary since November 2004. From November 2004 to December 2009, he was Vice President of IXYS. From February to November 2004, Mr. Sasson was the Chief Executive Officer of Sagent Management, a tax and accounting consulting firm. Mr. Sasson also served as the interim Chief Financial Officer for Digital Power Corp., a manufacturer of switching power supplies, from June 2004 to November 2004. Mr. Sasson served as Vice President of Tax for Mercury Interactive Corporation, a provider of software and services for the business technology optimization marketplace, from 2001 to January 2004. Prior to that, Mr. Sasson was a Senior Manager at PricewaterhouseCoopers LLP, an accounting firm, from 1992 to 2001. From August to November 2004, Mr. Sasson served as a director of IXYS. Mr. Sasson has a Masters of Science in Taxation and Bachelor of Science in Accounting from Golden Gate University and is a Certified Public Accountant in California.
For the past five years, Mr. Agbayani, 64, has been employed as the Controller of IXYS.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Pursuant to the terms of the Merger Agreement, at the effective time of the Merger on February 18, 2010, the certificate of incorporation and bylaws of ZiLOG were amended and restated to read in their entirety as the certificate of incorporation and bylaws, respectively, of Merger Sub in effect immediately prior to the effective time of the Merger. The amended and restated certificate of incorporation and amended and restated bylaws of ZiLOG are filed as Exhibits 3.1 and 3.2 hereto, respectively, and are incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger dated as of December 5, 2009, by and among IXYS Corporation, ZiLOG, Inc. and Zanzibar Acquisition Inc. (incorporated by reference to Exhibit 2.1 to ZiLOG’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 7, 2009).

3.1	Amended and Restated Certificate of Incorporation of ZiLOG, Inc.

3.2	Amended and Restated Bylaws of ZiLOG, Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 22, 2010	ZiLOG, Inc.
	By:	/s/ Uzi Sasson
		Name:	Uzi Sasson
		Title:	President

EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger dated as of December 5, 2009, by and among IXYS Corporation, ZiLOG, Inc. and Zanzibar Acquisition Inc. (incorporated by reference to Exhibit 2.1 to ZiLOG’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 7, 2009).

3.1	Amended and Restated Certificate of Incorporation of ZiLOG, Inc.

3.2	Amended and Restated Bylaws of ZiLOG, Inc.